Exhibit 10.13



                                 PROMISSORY NOTE



$2,100,000.00                                             Polk  County,  Florida
                                                               December 28, 2005

     FOR VALUE RECEIVED, the undersigned, TIERRA DEL SOL RESORT INC., a Florida corporation, (the "Maker"), promises to pay without setoff, deduction or counterclaim of any kind or nature, to the order of STANFORD INTERNATIONAL BANK, LTD., an Antiguan banking corporation, or its successors or assigns (collectively "Bank") at No. 11, Pavilion Drive, St. Johns, Antigua, West Indies, the principal sum of TWO MILLION ONE HUNDRED DOLLARS ($2,100,000.00), together with interest thereon on the outstanding principal balance from date of disbursement at a 12% rate per annum. Interest charged hereunder shall not exceed the highest interest presently allowed to be charged under applicable law or any greater interest which may be charged under any amendments to applicable law. All payments hereunder shall be applied first to accrued and unpaid interest, and the balance, if any, to principal. Principal and interest shall be payable in lawful money of the United States of America at Florida or at such other place as the Bank may designate in writing, said principal and interest shall be payable on the dates and in the amounts specified, to wit:

     Interest only, payable in arrears, but calculated on the daily outstanding unpaid principal balance of this Note, shall be due and payable on the 28th day of January, 2006, and on the 28th day of each and every month thereafter for twenty-three (23) consecutive months. This Note shall mature and the principal balance thereof, together with any accrued but unpaid interest, shall be due and payable in full on December 28, 2007 ("Maturity Date").

     This Note is secured by a mortgage and security agreement ("Mortgage") of even date herewith encumbering and conveying real estate and property ("Mortgaged Property") therein described and duly recorded among the Public Records of Polk County, Florida.

     It is agreed hereby that if any payment of principal or interest or any installment thereof, not be made as above provided; or in the event default be made in the performance or compliance with any of the covenants and conditions of the Mortgage, the Credit Agreement of even date made and entered into between the Maker and Bank ("The Credit Agreement"), or any security agreement now or hereafter in effect securing payment of this Note and such default continues for 10 days after written notice of such default; or upon any default in the payment of any sum due by Maker to Bank under any other promissory note, security instrument or other written obligation of any kind now existing or hereafter created; or upon the insolvency, bankruptcy or dissolution of the Maker hereof as provided in the Mortgage; or upon the death of any individual Maker hereof;

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then,  in  any  or  all such events, the entire amount of principal of this Note with all interest then accrued, shall, at the option of the holder of this Note and without notice (Maker hereby expressly waives notice of such default), become and be due and collectible, time being of the essence of this Note. If this Note shall not be paid at maturity or according to the tenor thereof and strictly as above provided, it may be placed in the hands of an attorney at law for collection, and in that event, each party liable for the payment thereof, as Maker, endorser, guarantor, or otherwise, hereby agrees jointly and severally, to pay the holder hereof in addition to the sums above stated, a reasonable sum as an attorney's fee, which shall include attorney's fees at the trial level and on appeal, together with all reasonable costs incurred. After maturity or default, this Note shall bear interest at the maximum interest rate permissible under Florida law or federal law in the event federal law pre-empts Florida law or is otherwise applicable, whether now or hereafter in effect.

     Provided Bank has not exercised its right to accelerate this Note as hereinabove provided, in the event any required payment on this Note is not received by Bank within fifteen (15) days after said payment is due, Maker shall pay Bank a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

     This Note may be prepaid in part or in full at any time without penalty upon not less than ten (10) days' prior written notice to the Bank. The payment of any larger or additional sum in advance of the payments herein required shall not relieve the Maker of the payment of the regular installments or of any other sums due as herein provided.

     As to this Note, the Mortgage and any other instruments securing the indebtedness, the Maker, endorsers and guarantors severally waive all applicable exemption rights, whether under the State Constitution, homestead laws or otherwise, and also severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the Maturity Date of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Maker, endorsers or guarantors.

     Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require Maker, or any person liable for the payment of the loan made pursuant to this Note, to pay interest in an amount or at a rate greater than the highest rate permissible under applicable law. Should any interest or other charges paid by Maker, or any parties liable for the payment of the loan made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the holder hereof, and all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by the holder hereof to Maker and any parties liable for the payment of the loan made pursuant to this Note, it being the intent of the parties hereto that under no circumstances shall Maker, or any parties liable for the payment of the loan hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

     The Maker expressly grants to the Bank a continuing first lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Bank. The Maker hereby authorizes and employs the Bank, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Bank may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of the Maker to the Bank or any of the Bank's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Bank or any of the Bank's affiliates (whether such indebtedness, liabilities and

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obligations  are  or  will  be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Bank for the account of any such parties).

     MAKER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT MAKER OR BANK OR ANY OTHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OR ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS NOTE.

     This Note is to be construed according to the applicable laws of the State of Florida and the United States of America.

     FLORIDA DOCUMENTARY STAMPS IN THE AMOUNT OF $7,350.00 ARE AFFIXED TO THE MORTGAGE SECURING THIS NOTE AND INTANGIBLE TAXES OF $4,000.00 ARE AFFIXED TO THE MORTGAGE SECURING THIS NOTE.

                                   TIERRA DEL SOL RESORT INC.
                                   a Florida corporation

                                   By: /s/ Malcolm J. Wright
                                      -------------------------
                                      Malcolm Wright, President

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